Exhibit 25.1


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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TURSTEE PURSUANT TO
                              SECTION 305 (b)(2)

                         -----------------------------

                             The BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)



New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)             (Zip code)


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                              Flowserve Corporation

               (Exact name of obligor as specified in its charter)

New York                                             31-0267900
(State or other jurisdiction of                      I.R.S. employer
incorporation or organization)                       identification no.)

222 West Las Colinas Blvd.   Suite  1500
Irving Texas                                         75039

(Address of principal executive offices)             (Zip code)


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                                 DEBT SECURITIES

                       (Title of the indenture securities)



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1.    General information.  Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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                        Name                                        Address
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      Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
      New York                                   10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York           3 Liberty Plaza, New York, N.Y.
                                                 10045

      Federal Deposit Insurance Corporation      Washington, D.C. 20429

      New York Clearing House Association        New York, New York 10005

(b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      Of the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 Under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to From T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 25th. day of June, 2001.




                                         THE BANK OF NEW YORK




                                         By:  /s/ LUIS PEREZ                  .
                                              ---------------------------------
                                              Name:   Luis Perez
                                              Title:  Assistant Vice President


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2000 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                            Dollar Amounts
                                                              in Thousands

ASSETS
Cash and balances due from depository
     institutions:
     Noninterest-bearing balances and
         currency and coin.....................................$ 3,083,720
     Interest-bearing balances.................................  4,949,333
Securities:
     Held-to-maturity securities...............................    740,315
     Available-for-sale securities.............................  5,328,981
Federal funds sold and Securities
     purchased under agreements to resell......................  5,695,708
Loans and lease financing receivables:
     Loans and leases, net of
         unearned income....................................... 35,590,456
     LESS:  Allowance for loan and
         lease losses..........................................    598,536
     LESS:  Allocated transfer risk
         reserve...............................................     12,575
     Loans and leases, net of unearned
         income, allowance, and reserve........................ 35,979,345
Trading Assets................................................. 11,912,448
Premises and fixed assets (including
     capitalized leases).......................................    763,241
Other real estate owned........................................      2,925
Investments in unconsolidated subsidiaries
     and associated companies..................................    183,836
Customers' liability to this bank on
     acceptances outstanding...................................    424,303
Intangible assets..............................................  1,378,477
Other assets...................................................  3,823,797
                                                               -----------
Total assets...................................................$74,266,429
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LIABILITIES
Deposits:

     In domestic offices.......................................$28,328,548
     Noninterest-bearing...........................12,637,384
     Interest-bearing..............................15,691,164
     In foreign offices, Edge and Agreement
     subsidiaries, and IBFs......................               27,920,690
     Noninterest-bearing...........................   470,130
     Interest-bearing..............................27,450,560




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                                                                               2


Federal funds purchased and Securities
     sold under agreements to repurchase.......................  1,437,916
Demand notes issued to the U.S. Treasury.......................    100,000
Trading liabilities............................................  2,049,818
Other borrowed money:
     With remaining maturity of one year or
         less..................................................  1,279,125
     With remaining maturity of more than
         one year through three years..........................          0
     With remaining maturity of more than
         three years...........................................     31,080
Bank's liability on acceptances executed
     and outstanding...........................................    427,110
Subordinated notes and debentures..............................  1,646,000
Other liabilities..............................................  4,604,478
                                                               -----------
Total liabilities.............................................. 67,824,765
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EQUITY CAPITAL
Common stock...................................................  1,135,285
Surplus........................................................  1,008,775
Undivided profits and capital reserves.........................  4,308,492
Net unrealized holding gains (losses) on
     available-for-sale securities.............................     27,768
Accumulated net gains (losses) on cash
     flow hedges...............................................          0
Cumulative foreign currency translation
     adjustments...............................................   (38,656)
                                                               -----------
Total equity capital...........................................  6,441,664
                                                               -----------
Total liabilities and equity capital...........................$74,266,429
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.



         Thomas A. Renyi
         Alan R. Griffith       Directors
         Gerald L. Hassell